UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2008

FORSTER DRILLING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-29603	91-2070995
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

2425 Fountainview, #305 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 266-8125

Former name or former address, if changed since last report: Process Technology Systems, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 3, 2008, Forster Drilling Corporation (the “Company”), entered into financing arrangements and executed $4,805,000 10% Senior Secured Notes (the “Senior Secured Notes”) and $1,215,000 17% Subordinated Notes (the “Subordinated Notes”)(collectively, the “Notes”) in the aggregate principal amount of $6,020,000. The Senior Secured Notes were issued under an Indenture of Trust (the “Senior Indenture") dated as of January 3, 2008, between the Company and First Security Bank, Searcy, Arkansas, as the trustee therein ("Senior Note Trustee"), and the Subordinated Notes were issued under an Indenture of Trust (the “Subordinated Indenture”) dated as of January 3, 2008, between the Company and Bank of the Ozarks, Little Rock, Arkansas, as the trustee therein (“Subordinated Note Trustee”). Trustees entered into an Intercreditor Agreement governing the respective priorities of the Senior Secured Notes and the Subordinated Notes.

The net proceeds of the Notes (approximately $5,000,000) were used to retire and refinance certain outstanding indebtedness of the Company and for general working capital purposes.

The material terms of the Notes are as follows:

(1)	the aggregate principal amount of the Notes is $6,020,000, with the principal amount of the Senior Secured Notes being $4,805,000 and the principal amount of the Subordinated Notes being $1,215,000;

(2)	the Notes will mature on January 15, 2013;

(3)	the Notes will bear interest at 10% for the Senior Secured Notes and at 17% for the Subordinated Notes;

(4)	the Notes will bear and pay interest only on each January 15, April 15, July 15 and October 15 (each an “Interest Payment Date”), commencing on April 15, 2008;

(5)	the Notes may be redeemed, in whole or in part, at the Company’s option at par on any date upon notice after April 15, 2008;

(6)	pursuant to a senior security agreement, the Senior Secured Notes are secured by

•	a first priority security interest in certain equipment and inventory pledged as collateral,

•	a first priority security interest in certain revenues generated from drilling contracts entered into by the Company and its subsidiaries,

•	a senior pledge agreement,

•	a senior deed of trust, and

•	a first priority security interest in all monies held in the funds and accounts created under the Senior Indenture;

(7)	pursuant to a subordinated security agreement, the Subordinated Notes are secured by

•	a subordinate security interest in certain equipment and inventory pledged as collateral,

•	a subordinate security interest in certain revenues generated from drilling contracts entered into by the Company or its subsidiaries,

•	a subordinated pledge agreement,

•	a subordinate deed of trust, and

•	a first priority security interest in all monies held in the funds and accounts created under the Subordinate Indenture;

(8)
The Company is required to utilize 75% of all income generated from certain drilling contracts entered into by the Company and its subsidiaries (“Pledged Revenues”) to pay off the Notes prior to maturity as described below.

The Company is required to utilize its Pledged Revenues to redeem the Notes.

The Senior Note Trustee established a senior revenue fund under the Senior Indenture (“Senior Revenue Fund”). The Company shall, within ten (10) days of receipt of the Pledged Revenues by the Company or its subsidiaries, be deposited into the Senior Revenue Fund with the Senior Note Trustee for disbursement and deposit as described below.

Similarly, the Subordinated Note Trustee established a subordinated revenue fund under the Subordinated Indenture (“Subordinated Revenue Fund”). All Pledged Revenues shall, as and when received by the Subordinated Note Trustee from the Senior Note Trustee pursuant to the distributions to be made by the Senior Note Trustee, be deposited into the Subordinated Revenue Fund.

All monies at any time in the Senior Revenue Fund shall be in the following order, at the following times and in the amounts set forth below:

(a)	First, to the Senior Revenue Fund for interest payments on the Senior Notes;

(b)	Second, to the Subordinated Revenue Fund for interest payments on the Subordinated Notes; and

(c)
Third, the remainder shall be applied eighty percent (80%) to the Senior Secured Notes and twenty percent (20%) to the Subordinated Notes and used by each Trustee to redeem Notes, respectively, on each interest payment date.

All monies at any time in the Subordinated Revenue Fund shall be in the following order, at the following times and in the amounts set forth below:

(a)	First, to the Subordinated Revenue Fund for payment of the Subordinated Notes; and

(b)
Second, the balance of the Subordinated Revenue Fund after making all disbursements and providing for all other funds, shall be used for the redemption of the Subordinated Notes pursuant to the Subordinated Note Indenture.

If the Pledged Revenues are insufficient to cover the interest payments, the Company must make an additional payment to the Trustee.

The Senior Note Trustee shall establish a senior note fund under the Senior Indenture (“Senior Note Fund”). It shall be the unconditional obligation of the Company to make payments into the Senior Note Fund, unless sufficient funds exist as a result of the Senior Revenue Fund as described below.

On or before the fifth (5th) calendar day of each month, there shall be paid into the Senior Note Fund, beginning on the fifth (5th) calendar day of February, 2008 (pro-rated accordingly for the first payment due April 15, 2008), and continuing on the fifth (5th) calendar day of each month thereafter, until all outstanding Senior Notes with interest thereon have been paid in full, equal to (i) one-third (1/3) of the installment of interest coming due on the Senior Notes on the next Interest Payment Date.

The Subordinated Note Trustee shall establish a subordinated note fund under the Subordinated Indenture (“Subordinated Note Fund”). The Subordinated Note Fund works identically to the Senior Note Fund.

This summary description of the financing arrangements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and the other documents and instruments that are filed as exhibits to this current report.

Item 9.01 Financial Statements and Exhibit

(c)  Exhibits

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

10.1	Senior Indenture
10.2	Subordinated Indenture
10.3	Senior Secured Note
10.4	Subordinated Secured Note
10.5	Intercreditor Agreement
10.6	Senior Security Agreement
10.7	Subordinated Security Agreement
10.8	Senior Pledge Agreement
10.9	Subordinated Pledge Agreement
10.10	Senior Deed of Trust
10.11	Subordinated Deed of Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORSTER DRILLING CORPORATION

By: /s/ F. E. Forster III
F. E. Forster III, Chief Executive Officer

DATE: January 9, 2008

EXHIBIT INDEX

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

10.1	Senior Indenture
10.2	Subordinated Indenture
10.3	Senior Promissory Note
10.4	Subordinated Promissory Note
10.5	Intercreditor Agreement
10.6	Senior Security Agreement
10.7	Subordinated Security Agreement
10.8	Senior Pledge Agreement
10.9	Subordinated Pledge Agreement
10.10	Senior Deed of Trust
10.11	Subordinated Deed of Trust